UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

898 N. Broadway, Suite 2
Massapequa, New York 11758
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

898 N. Broadway, Suite 2

Massapequa, New York 11758
(Name and address of agent for service)

(844) 986-7676

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2021

Item 1. Reports to Stockholders.

(a)

SP Funds S&P 500 Sharia Industry Exclusions ETF
Ticker: SPUS

SP Funds Dow Jones Global Sukuk ETF
Ticker: SPSK

SP Funds S&P Global REIT Sharia ETF
Ticker: SPRE

Semi-Annual Report

May 31, 2021

SP Funds

TABLE OF CONTENTS

A Message to our Shareholders	1
Portfolio Allocations	10
Schedules of Investments	11
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	24
Notes to Financial Statements	27
Expense Examples	37
Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory Agreements	39
Additional Information	42

This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

SP Funds

Sharia ETF

Dear Shareholders,

The SP Funds S&P 500 Sharia Industry Exclusions ETF (the “Sharia ETF”), a faith-based broad market equity fund, was launched on December 17, 2019, with a view to providing a broad exposure to Sharia compliant U.S. stocks. The Sharia ETF seeks to track the performance of the S&P 500 Shariah Industry Exclusions Index (the “Sharia Index”), which is a subset of the S&P 500® Index.

Inflows into the Sharia ETF, SP Funds Dow Jones Global Sukuk ETF (the “Sukuk ETF”), and SP Funds S&P 500 Global REIT Sharia ETF (the “Global REIT ETF”) (each, a “Fund,” and collectively, the “Funds”) for the period of December 1, 2020 to May 31, 2021 were 55% greater than during the same period in 2020. Strong performance for equity and real estate asset classes was the fuel that drove investors to plow money into exchange-traded funds at an unprecedented clip. By many measures, investor enthusiasm at the end of 2020 was unlike anything seen in years and marked a sharp turnaround from the pessimism and despair seen at the start of the COVID-19 pandemic in March 2020. By May 31, 2021, the Sharia ETF’s assets under management increased to $117.74 million from $70.44 million at the end of 2020 and $47.26 million as of May 31, 2020. Importantly, the Sharia ETF’s assets grew consistently through the market turmoil of the last year and rotation to the value earlier in this year, which we believe demonstrates investor confidence in its resilience.

The Sharia ETF investing style uses negative screening against the businesses which are engaged in socially injurious business activities like alcohol, gambling, interest-based financing or weapons. The Sharia ETF also filters out companies with higher leverage. Generally, higher leverage is used to counter agency problems in the companies with governance issues, which when screened out, results in constituents having relatively better corporate governance. The companies with higher carbon emissions, including oil and gas and utilities related companies are capital intensive and are also filtered out by Sharia screens.

Last year was characterized by the COVID-19 epidemic, lockdowns and economic standstill for most of the year. This also helped accelerate digitalization of the economy, which benefitted certain sectors of the market against most of the value and cyclical sectors. Also, the global central banks pumped unprecedented amount of monetary and fiscal stimulus into the world economies to fight a sharp decline in consumer demand. Also, the end of last year marked the U.S. election, which caused additional volatility. After showing a strong resilience by a downside capture of less than 80% in March to April 2020, the Sharia ETF marked the recovery after April 2020 by showing an upside capture of 120%. However, there was a strong rotation to value and cyclical sectors as the vaccine rollout for COVID-19 gathered steam. This rotation started in Q4 2020 and continued through May 2021.

The first half of 2021 was characterized by the U.S. economy being supported by U.S. consumption as lockdowns eased. We believe the U.S. economy will likely surpass its pre-pandemic level as measured by gross domestic product (“GDP”). The U.S. stock market is making it out of the COVID-19 crisis, and the S&P® 500 Index and Nasdaq-100® Index (the “Nasdaq Index”) are hitting record highs.

The Sharia ETF outperformed during the market meltdown of March to April 2020 and outshone the S&P 500® Total Return Index during one of the fastest recoveries in the history of the market. After a strong 2020, the Sharia ETF has continued its strong run in 2021. The Sharia ETF performed well for the six-month period ended May 2021 under a variety of different market conditions, including rotation from growth stocks to the value and cyclical stocks in January and February 2021 and counter-rotation back to growth stocks in May 2021. As of May 31, 2021, the Sharia ETF had a six-month NAV return of 14.11%. This compares to a 14.62% six-month return of the Sharia Index and a 16.95% return of the S&P 500® Total Return Index. The Sharia ETF benefitted from exposure to higher quality stocks with better operating, balance sheet and income statement visibility, despite higher exposure to technology and health care and lower exposure to financials and consumer cyclicals, relative to the S&P 500® Total Return Index. The quality and growth factors performed very well through May 2021. One of the big takeaways from this year, after the worst of the pandemic became apparent, was the concept of resilience.

2021 Recap

After a historic market rally earlier in the year, the market moderated in February 2021 through March 2021 as investors tried to figure out the economy’s reopening, an inflationary bulge, possible new taxes, stimulus spending and unexpected shortages of goods ranging from semiconductors to flavored syrups at Starbucks Corporation (SBUX).

No one expected the Nasdaq Index to repeat its surge of 2020 in the first five months of 2021, much smaller returns generally follow the big market years. Before 2020, the Nasdaq Index had four years of gains greater than 40% since its 1972 debut. The best year after such a surge was the 16.9% advance in 2010, when the market was still recovering from the 2008 financial crisis. The worst annual performance after a 40%-plus gain was in 2000, when the dot-com bubble burst and the Nasdaq Index collapsed 39.3%. However, heavy churn in market leadership made it harder for stocks to sustain runs and reach normal 20% to 25% gains from buy points. However, the Sharia ETF, having a higher allocation to the information technology sector, gained a NAV return of 14.77% in the first half of 2021, as compared against most of the funds which lagged the S&P 500® Total Return Index this year.

1

SP Funds

Sharia ETF

From its March 2020 low, the Nasdaq Index soared nearly 99.2% through May 31, 2021. The Nasdaq Index pulled back as much as 13% before regaining the momentum. Strength in value and cyclical stocks, many of them battered last year in the pandemic, made the S&P 500® Total Return Index a better bet than the technology and growth heavy Nasdaq Index. The S&P 500® Total Return Index performed better than the technology and health care sector heavy Nasdaq Index for the six-month period ended May 2021, but this outperformance came only in the 3-month period ended March 31, 2021, while giving back some outperformance in the latter months.

Momentum as a factor kept undergoing an abrupt change as we moved past the bottom of the March 2020 lows. The most common momentum factors usually include looking at some variation of a trailing 12-month return, often excluding the last month. That means the hardest hit stocks during the COVID-19 selloff showed some of the strongest trailing 12-month returns, also known as momentum.

As of 5/31/21	6-Month Return (11/30/20 – 5/31/21)
Sharia ETF (NAV)	14.11%
Sharia ETF (MKT)	13.92%
Sharia Index	14.62%
S&P 500® Total Return Index	16.95%
U.S. Dollar Index (1)	2.77%
Physical Gold (2)	-6.46%
Treasuries (3)	-5.05%
Treasury Inflation-Protected Securities (4)	0.28%

The Sharia ETF underlying asset class performance is as reported by the Sharia ETF’s custodian, U.S. Bank N.A. and the Sharia ETF’s Adviser, Toroso Investments LLC. Past performance does not guarantee future results.

(1)	https://www.spglobal.com/spdji/en/indices/equity/sp-500/#overview

(2)	https://finance.yahoo.com/quote/DX-Y.NYB?p=DX-Y.NYB&.tsrc=fin-srch

(3)	https://finance.yahoo.com/quote/GC=F?p=GC=F&.tsrc=fin-srch

(4)	https://finance.yahoo.com/quote/00695B.TWO?p=00695B.TWO

Looking Ahead

The strong rally in value and cyclical stocks gave a good start to the 2021 stock market. With more people back to work, the labor market is improving, and consumers are on stronger footing. Americans have some of the best debt levels in 40 years, meaning they can afford to borrow more. Materials, i.e., chemicals, metals, mining and the like, comprise sectors that should do better in a continued cyclical recovery. Businesses have resumed orders, and while many face higher costs, high consumer cash levels should make it easier to absorb higher prices. In this stage of the business cycle, transitioning from recovery to expansion, historically, has been favorable to cyclical value stocks that are sensitive to rising interest rates. However, recently, longer-term interest rates have stalled out, as the market had likely discounted the economic boom and rising inflation expectations over the past year. The risk to the bullish tailwind in beta risk in the second half of the year should make conventional portfolio strategies with a long-only bias riskier. Still equity markets may be supported by the largest federal government stimulus ever, historic support from the Federal Reserve and optimism about how quickly the economy is likely to bounce back. A strong bias to lower leverage, higher asset utilization, higher balance sheet, business quality and the income statement quality stocks could potentially benefit the Sharia ETF’s Sharia investing style in 2021.

We believe the biggest risk for the second half of 2021 is inflation, partly caused by supply-chain constraints, if they expand to more industries or spread more than expected. Superior fundamentals define leading stocks, and an earnings rebound has left many companies with sharply improved sales and profit growth. The general consensus is that as the global recovery progresses, these inflationary pressures will prove short-lived. As the year progresses, we expect earnings to remain important but macro data, and inflation in particular, could generate volatility. The energy sector did very well in 2021, reflecting its improving fundamental backdrop and relatively attractive valuations. Macroeconomic conditions remained favorable for cyclical value stocks in 2021, which are heavily represented in the financial sector. However, much of the positive news may have already been priced in as investors rushed into the best-performing sector over the past 12-months. Valuations are still attractive relative to other sectors—but forward earnings expectations have flattened out. Relative lower weights in the Sharia Index and Sharia ETF in energy and financials and higher weights in technology and communications sectors should be helpful to the Sharia ETF in 2021. Industrials and consumer discretionary sectors may also perform well in the first six months of 2021.

2

SP Funds

Sharia ETF

We thank you for the assets you have entrusted with us and deeply value our relationship. For any questions about the Sharia ETF please contact your financial advisor or one of our shareholder associates. You may also visit our website at www. spfunds.com or reach us via email at info@sp-funds.com.

3

SP Funds

Sukuk ETF

Dear Shareholders,

The Sukuk ETF, a faithbased fixed income fund, was launched on December 27, 2019, with a view to providing a broad exposure to the global sukuks, which are contracts creating a financial obligation that are designed to be sharia compliant. The Sukuk ETF seeks to track the performance of the Dow Jones Sukuk Total Return Index (ex-Reinvestment) (the “Sukuk Index”), which is a diversified mix of sukuks from emerging market sovereigns, corporations and supranational agencies. It offers income potential, while offering potential capital preservation. In the first five months of 2021, the expected rise in longer-maturity U.S. Treasury yields created a bear market for interest rates and led to challenging conditions across fixed income. Credit spreads remained rich by historical measures. This was a broadly negative period for bonds, and we expect the volatility to continue. The long end of yield curves across developed markets significantly steepened this past quarter, creating a bear market for interest rates. In the U.S., the yield on the 10-year Treasury note increased more than 80 basis points in the first quarter and more than 100 basis points since the first quarter of last year. Although the yield declined somewhat in the second quarter, it still remained elevated. Credit spreads remained historically tight, and inflation concerns are high. We see a moderately higher yield and steeper curve versus the current consensus. We do not believe this will result in a replay of the 2013 “taper tantrum.”

Sukuk issuance had a strong start to the year, with a total of $47.0 billion issued during Q1 2021, compared to $40.8 billion in Q1 2020, according to global data provider Refinitiv. Issuance activity slowed during the last quarter of 2020 due to a significant reduction in sukuk borrowing by Saudi Arabia, which has been a heavyweight among sukuk issuers since 2017. Meanwhile, the Indonesian government ramped up its issuance, raising a total of $10.2 billion to become the top sukuk issuer in Q1 2021. Earlier this year, the Indonesian government announced that it will be increasing sukuk issuance to over $25 billion in sukuk in 2021 to fund its fiscal requirements.

The sukuk market also witnessed increased activity from sovereigns of non-core Islamic finance jurisdictions. The United Kingdom government returned to the market with a £500 million sukuk issuance, seven years after its debut issuance in 2014. Maldives issued its debut sovereign sukuk in the international sukuk market, raising $200 million. Domestic sovereign issuances have been announced by the South African, Tunisian and Algerian governments to be held later this year to cover budget deficits. In March, Jeddah-based Islamic Development Bank (“IsDB”) issued the world’s largest sustainability and environmental, social, and corporate governance (“ESG”) sukuk to date. The five-year issuance raised $2.5 billion in international markets and positioned the bank as the largest issuer of sustainability sukuk, with a total of $5.2 billion. This sukuk was issued as part of IsDB’s sustainable finance framework, launched in November 2019 to finance the development bank’s green or social projects. COVID-19 has been a boon for sustainability investments as recovery from the economic fallout due to the pandemic continues to be the prime focus for governments and corporates. ESG sukuk issuance reached a record value of $4.6 billion in 2020, boosted by large sustainable issuances during the year that are expected to continue to drive ESG sukuk growth in 2021.

The Sukuk ETF has enjoyed widespread industry recognition early in its life. ETF.com awarded the Sukuk ETF as the Best New International/Global Fixed Income ETF – 2019 (1). GIFA Islamic Social Finance Award 2020 shortly followed by naming the Sukuk ETF as the “Most Innovative Sukuk Product” of the year in 2020 (2).

(1)	https://www.etf.com/sections/features-and-news/2019-etfcom-award-winners?nopaging=1

(2)	https://gifaawards.com/winners.php

4

SP Funds

Sukuk ETF

In roughly one year, the Sukuk ETF’s assets under management increased from $30.50 million in seed capital to over $34.11 million as of May 31, 2021. Importantly, the Sukuk ETF’s assets grew consistently through the market turmoil earlier in the year, which we believe demonstrates investor confidence in its resilience.

2021 Recap

Fixed income markets in the U.S. have been negative in the first half of 2021. The Sukuk ETF had a NAV return of -0.25% and market return of -1.76% for the six-months ended May 31, 2021. Market pricing has pulled forward expectations for future rate hikes, which are running well ahead of the Federal Reserve’s forward guidance. Near the end of the first quarter, the market saw the next rate hike in the fourth quarter of 2022 and as many as three hikes in 2023. By comparison, the Federal Open Market Committee (“FOMC”) does not anticipate raising rates before 2024. However, the Federal Reserve’s dot plot registered an upward shift in its slope. After a modest move higher in yields, the rates may remain more range bound for Q3 2021. The FOMC’s Summary of Economic Projections released in mid-March revised its core inflation forecast upward to just above 2% for each year through 2023. The Fed may remain accommodative in 2021 but inflation risks are skewed to the upside.

Both emerging market rates and currencies markets performed poorly in response to higher U.S. Treasury yields. Emerging market central banks pivoted toward tighter monetary policy, with both Brazil’s and Russia’s central banks raising interest rates as a response to high inflation. Emerging market bonds may face challenges over the short-term. Idiosyncratic opportunities are present across the quality spectrum and the long-term attributes of the asset class remain compelling, especially as oil price improvement may result in spread compression in Middle East sovereign spreads. We continue to view overall credit risk of Sukuk ETF as attractive.

As of 5/31/21	6-Month Return Return (11/30/20 – 5/31/21)
Sukuk ETF (NAV)	-0.25%
Sukuk ETF (Market)	-0.31%
Sukuk Index	0.84%
J.P. Morgan Global Aggregate Bond Index (3)	-2.68%
U.S. Treasuries (4)	-5.05%
U.S. Dollar Index (5)	2.77%
Bloomberg Barclays 1-5 Year Corporate Index (6)	0.68%
Treasury Inflation-Protected Securities (7)	0.28%

The Sukuk ETF underlying asset class performance is as reported by the Sukuk ETF’s custodian, U.S. Bank N.A. and the Sukuk ETF’s Adviser, Toroso Investments LLC. Past performance does not guarantee future results.

(3)	https://am.jpmorgan.com/us/en/asset-management/adv/products/jpmorgan-u-s-aggregate-bond-etf-etf-shares-46641q241#/performance

(4)	https://finance.yahoo.com/quote/00695B.TWO?p=00695B.TWO

(5)	https: https://finance.yahoo.com/quote/00695B.TWO?p=00695B.TWO //finance.yahoo.com/quote/DX-Y.NYB?p=DX-Y.NYB&.tsrc=fin-srch

(6)	https://www.bloomberg.com/quote/BUC1STAT:IND

(7)	https://finance.yahoo.com/quote/TIP?p=TIP&.tsrc=fin-srch

Looking Ahead

Throughout 2020, high-yield emerging market bond spreads remained elevated. In terms of timing, investors should be aware of a possible catalyst in the form of early signs that the Federal Reserve will taper monetary stimulus. Tapering will change the supply/demand dynamic in bond markets. There has been enormous liquidity supply from central banks to maintain low yields and to compensate any lack of demand. As current debt levels are historically high, a path to tapering stimulus is even narrower than in 2018. Consequently, rate volatility should remain elevated.

Compared with six months ago, many of the uncertainties in the world economy have dissipated. Still, longer-term low growth and inflation mean that the environment remains difficult for fixed income investments with narrow spreads. We believe there are opportunities for yield, such as subordinated bonds or emerging market debt in hard currency, along with some corporate credit, compared with sovereign debt yields. Once the 10-year US Treasury note rises closer to 2%, we think it will be time to start building longer duration positions. Looking forward, we expect such an environment to be favorable for the Sukuk ETF because of its diversification with exposure to assets

5

SP Funds

Sukuk ETF

that are biased to potentially outperform during the expected economic outcomes. Such a balanced mix potentially allows the Sukuk ETF to preserve capital in severe market downturns and participate in stronger market periods (as has been the case in 2020). Lot of investors may be questioning the value of including fixed income investments in their portfolios. We disagree with those who suggest abandoning fixed income, especially in exchange for more exotic—and usually more expensive—alternatives. We believe fixed income can still provide diversification against equity risk in an investor’s portfolio.

We thank you for the assets you have entrusted with us and deeply value our relationship. For any questions about the Sukuk ETF please contact your financial advisor or one of our shareholder associates. You may also visit our website at www. spfunds.com or reach us via email at info@sp-funds.com.

6

SP Funds

Global REIT ETF

Dear Shareholders,

The Global REIT ETF, a faith-based high income real estate investment trust (“REIT”) fund, was launched on December 29, 2020, with a view to providing a broad exposure to global REITs, which are designed to be sharia compliant. The Global REIT ETF seeks to track the performance, before fees and expenses, of the S&P Global All Equity REIT Shariah Capped Index (the “Sharia REIT Index”), which is a diversified mix of REITs from developed and emerging markets. The Global REIT ETF is diversified in terms of different real estate sectors and contains technology and cell tower REITs. It offers income potential, while offering a potential capital preservation relative to the broad market.

U.S. REITs saw the deepest loss for the major asset classes in 2020. Some of the commercial properties including mall, hotel and the office REITs, suffered because of pandemic blues. The MSCI U.S. REIT Index shed 7.6% last year, even after factoring in the sector’s relatively rich distributions. A substantial number of REITS were trading below their NAVs as of January 1, 2021. That set the stage for the REITs to outperform the broader market in 2021. Strong performance for the real estate asset class was the fuel that drove investors to plow money into REITs at an unprecedented clip. By many measures, investor enthusiasm at the end of 2020 was unlike anything seen in years and marked a sharp turnaround from the pessimism and despair seen at the start of the COVID-19 pandemic in March 2020. The Global REIT ETF’s assets under management increased from $1 million at the end of 2020 to over $13.63 million at May 31, 2021. Importantly, the Global REIT ETF’s assets grew consistently through the REIT underperformance earlier in the year, which we believe demonstrates investor confidence in its resilience. The Global REIT ETF has enjoyed widespread industry recognition early in its life, as this was the only sharia compliant Global REIT ETF available globally.

2021 Recap

Cheered by the record levels of stimulus and improving economic activity, commercial real estate markets staged a breathtaking recovery, retracing the majority of losses experienced during the last year. This boosted the returns of real assets across the board. Thanks to central bank rate cuts, asset purchases, and special facilities, returns for all types of commercial real estate were positive in 2021. However emerging markets assets lagged the performance of developed market REITs as the emerging market rental yields widened in 2021. Since the Global REIT ETF invests across global markets, it was helped by the improvement in the real assets’ sentiment.

The Global REIT ETF achieved gains in every single month of 2021 through May 31, 2021. Corrections and health care had the lowest average returns in 2021 thus far. Hotels rose more than twice as much as any other property type in May 2021. 12 out of 18 Hotel REITs saw single digit share price declines, but those declines were more than offset by the magnitude of gains for the top performers. Malls, shopping centers and hotels were the hardest hit during the pandemic and government-imposed lockdowns, but led the reopening recovery as they bounced back from extremely depressed share prices. Corrections remained the only REIT property type in the red after the first five months of 2021. 95% of REIT property types have averaged a positive return year to date, with 90% already achieving a double-digit gain.

Dividend yield is an important component of a REIT’s total return. The particularly high dividend yields of the REIT sector are, for many investors, the primary reason for investment in this sector. The large cap REIT premium (relative to small cap REITs) significantly increased during 2019 and further expanded during 2020. However, it has narrowed at the start of 2021. Investors are now paying on average about 54% more for each dollar of 2021 funds from operations (“FFO”) per share to buy large cap REITs than small cap REITs.

As of 5/31/21	Since Inception Return (12/29/20 – 5/31/21)
Global REIT ETF (NAV)	15.39%
Global REIT ETF (Market)	15.46%
Sharia REIT Index	15.68%

The Global REIT ETF underlying asset class performance is as reported by the Global REIT ETF’s custodian, U.S. Bank N.A. and the Global REIT ETF’s Adviser, Toroso Investments LLC. Past performance does not guarantee future results.

Looking Ahead

“A robust recovery is no longer a question of ‘if’, but rather, ‘when,’ “ according to the National Association of Real Estate Investment Trusts (“Nareit”) midyear outlook for REITs and commercial real estate. It helped that REITs entered the pandemic with historically strong balance sheets. With COVID-19 vaccine coverage boosting all sectors, commercial real estate is also likely to face a boost thereby pushing REIT earnings growth over the first five months of 2021.

7

SP Funds

Global REIT ETF

Lodging/resorts and retail property markets have stabilized, but are unlikely to see significant improvement (reported negative FFO through Q1 2021) until travel volumes and shopping patterns get much closer to pre-pandemic patterns. Senior housing properties within the health care sector have experienced a drop in occupancy due to a hesitancy to move in during the pandemic, and higher costs for personnel, personal protective equipment, and cleaning supplies. Office occupancy and rents are likely to stabilize and begin to recover later 2021 or early 2022 on the demand for office space. Demand for apartments rebounded quickly in Q1 2021 with falling vacancy rates and an acceleration in rent growth across most metro areas; apartment REITs FFOs are 83.2% of pre-pandemic levels while total returns of apartment REITs were -4% over the pandemic as of May 2021. The underlying assets of REITs could rise in value due to inflation. We believe REITs present both an attractive yield and a hedge against inflation and thus are well positioned to potentially outperform over this and next year. Looking forward, we feel such an environment could be favorable for the Global REIT ETF because of its diversification with exposure to assets that are biased to outperform during the expected economic outcomes. Such a balanced mix potentially allows the Global REIT ETF to help preserve capital in severe market downturns and participate in stronger market periods (as has been the case in 2020).

We thank you for the assets you have entrusted with us and deeply value our relationship. For any questions about the Sukuk ETF please contact your financial advisor or one of our shareholder associates. You may also visit our website at www. spfunds.com or reach us via email at info@sp-funds.com.

8

SP Funds

Past performance does not guarantee future results.

Before investing you should carefully consider the Funds’ investment objectives, risks, charges and expenses. This and other information is in the prospectus. A prospectus may be obtained by visiting www.sp-funds.com. Please read the prospectus carefully before you invest.

Diversification does not ensure a profit or protect against loss in declining markets.

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market price normally should approximate each Fund’s net asset value per share (NAV), but the market price sometimes may be higher or lower than the NAV. Each Fund is newer with a limited operating history. Islamic religious law commonly known as Sharia has certain restrictions regarding finance and commercial activities permitted for Muslims, including interest restrictions and prohibited industries, which reduces the size of the overall universe in which each Fund can invest. The strategy to reduce the investable universe may limit investment opportunities and adversely affect each Fund’s performance, especially in comparison to a more diversified fund.

Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate.

Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

Sukuk are financial certificates that are similar to conventional bonds but are structured to comply with Sharia law and its investments principles, which, among other things, prohibit charging or paying interest. Because no collateral is pledged as security for sukuk, purchasers of sukuk are subject to the risk that an issuer may not meet its payment obligations or that an underlying asset may not perform as expected or lose value. There may be times when the market is illiquid and it is difficult for the Sukuk ETF to make an investment in or dispose of sukuk.

A real estate investment trust (REIT) is a security of a company that invests in real estate, either through real estate property, mortgages and similar real estate investments, or all of the foregoing. The Fund is expected to be concentrated in REITs. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

Shares of the Funds are distributed by Foreside Fund Services, LLC.

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SP Funds

SHARIA ETF Portfolio Allocation at May 31, 2021 (Unaudited)

Sector	% of Net Assets
Technology	35.8%
Consumer (Non-Cyclical)	22.6
Communications	14.8
Consumer (Cyclical)	11.6
Industrials	8.1
Basic Materials	2.8
Financials	2.2
Energy	1.9
Cash & Cash Equivalents (1)	0.2
Total	100.0%

SUKUK ETF Portfolio ALLOCATION at May 31, 2021 (Unaudited)

Sector	% of Net Assets
Foreign Government	56.3%
Financials	22.9
Utilities	10.6
Consumer (Non-Cyclical)	5.1
Communications	2.6
Cash & Cash Equivalents (1)	1.3
Basic Materials	0.6
Consumer (Cyclical)	0.6
Total	100.0%

GLOBAL REIT ETF Portfolio ALLOCATION at May 31, 2021 (Unaudited)

Sector	% of Net Assets
Financials	99.9%
Cash & Cash Equivalents (1)	0.1
Total	100.0%

(1)	Represents cash, short-term investments and other assets in excess of liabilities.

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Sharia ETF

Schedule of Investments at May 31, 2021 (Unaudited)

	Shares	Value
Common Stocks — 99.8%
Apparel — 1.2%
Nike, Inc. - Class B	4,801	$655,144
Tapestry, Inc.	1,049	47,090
Under Armour, Inc. - Class A (1)	716	16,167
Under Armour, Inc. - Class C (1)	737	14,047
VF Corp.	1,211	96,541
		828,989
Auto Manufacturers — 2.8%
Cummins, Inc.	558	143,562
Tesla, Inc. (1)	2,899	1,812,513
		1,956,075
Auto Parts & Equipment — 0.2%
Aptiv PLC	1,020	153,428

Beverages — 2.4%
The Coca-Cola Co.	14,644	809,667
Monster Beverage Corp. (1)	1,395	131,507
PepsiCo, Inc.	5,209	770,619
		1,711,793
Biotechnology — 2.4%
Alexion Pharmaceuticals, Inc. (1)	830	146,536
Amgen, Inc.	2,180	518,709
Biogen, Inc. (1)	574	153,534
Bio-Rad Laboratories, Inc. - Class A (1)	80	48,190
Corteva, Inc.	2,809	127,810
Illumina, Inc. (1)	550	223,102
Incyte Corp. (1)	695	58,227
Regeneron Pharmaceuticals, Inc. (1)	394	197,957
Vertex Pharmaceuticals, Inc. (1)	980	204,457
		1,678,522
Building Materials — 0.7%
Fortune Brands Home & Security, Inc.	524	54,056
Johnson Controls International PLC	2,718	180,856
Martin Marietta Materials, Inc.	235	85,458
Masco Corp.	970	58,501
Vulcan Materials Co.	499	91,476
		470,347
Chemicals — 2.5%
Air Products and Chemicals, Inc.	835	250,216
Albemarle Corp.	440	73,515
DuPont de Nemours, Inc.	2,031	171,802
Ecolab, Inc.	939	201,960

	Shares	Value
Chemicals — 2.5% (Continued)
FMC Corp.	488	$56,945
Linde PLC	1,974	593,385
PPG Industries, Inc.	893	160,490
The Sherwin-Williams Co.	912	258,579
		1,766,892
Commercial Services — 0.4%
Cintas Corp.	333	117,729
Gartner, Inc. (1)	332	76,971
Robert Half International, Inc.	426	37,825
Rollins, Inc.	838	28,567
		261,092
Computers — 11.1%
Apple, Inc.	59,590	7,425,510
Cognizant Technology Solutions Corp.	2,002	143,263
Fortinet, Inc. (1)	511	111,674
HP, Inc.	4,729	138,229
		7,818,676
Cosmetics & Personal Care — 2.5%
Colgate-Palmolive Co.	3,203	268,348
The Estee Lauder Companies, Inc. - Class A	866	265,446
The Procter & Gamble Co.	9,298	1,253,835
		1,787,629
Distribution & Wholesale — 0.6%
Copart, Inc. (1)	784	101,144
Fastenal Co.	2,168	114,990
LKQ Corp. (1)	1,054	53,712
Pool Corp.	149	65,046
W.W. Grainger, Inc.	162	74,870
		409,762
Electrical Components & Equipment — 0.4%
Emerson Electric Co.	2,265	216,738
Generac Holdings, Inc. (1)	237	77,906
		294,644
Electronics — 1.2%
Agilent Technologies, Inc.	1,150	158,849
Allegion PLC	339	47,623
Fortive Corp.	1,276	92,536
Garmin Ltd.	563	80,081
Mettler-Toledo International, Inc. (1)	87	113,183
TE Connectivity Ltd.	1,249	169,464
Trimble, Inc. (1)	947	73,667
Waters Corp. (1)	234	75,406
		810,809

The accompanying notes are an integral part of these financial statements.

11

Sharia ETF

SCHEDULE OF INVESTMENTS at May 31, 2021 (Unaudited) (Continued)

	Shares	Value
Common Stocks — 99.8% (Continued)
Energy - Alternate Sources — 0.1%
Enphase Energy, Inc. (1)	487	$69,665

Environmental Control — 0.4%
Pentair PLC	628	43,313
Waste Management, Inc.	1,469	206,659
		249,972
Food — 0.8%
The Hershey Co.	553	95,697
Lamb Weston Holdings, Inc.	549	45,287
McCormick & Co., Inc.	940	83,716
Mondelez International, Inc.	5,332	338,742
		563,442
Hand & Machine Tools — 0.2%
Stanley Black & Decker, Inc.	606	131,381

Healthcare - Products — 7.3%
Abbott Laboratories	6,688	780,155
ABIOMED, Inc. (1)	167	47,525
Align Technology, Inc. (1)	269	158,750
Baxter International, Inc.	1,906	156,521
Boston Scientific Corp. (1)	5,350	227,642
The Cooper Companies, Inc.	184	72,395
Danaher Corp.	2,393	612,943
DENTSPLY SIRONA, Inc.	827	55,343
Edwards Lifesciences Corp. (1)	2,358	226,132
Hologic, Inc. (1)	970	61,168
IDEXX Laboratories, Inc. (1)	322	179,711
Intuitive Surgical, Inc. (1)	444	373,928
Medtronic PLC	5,089	644,216
PerkinElmer, Inc.	423	61,365
ResMed, Inc.	549	113,012
STERIS PLC	322	61,457
Stryker Corp.	1,236	315,514
Teleflex, Inc.	172	69,177
Thermo Fisher Scientific, Inc.	1,486	697,677
West Pharmaceutical Services, Inc.	276	95,913
Zimmer Biomet Holdings, Inc.	783	131,802
		5,142,346
Healthcare - Services — 0.1%
Quest Diagnostics, Inc.	502	66,098

Home Builders — 0.3%
D.R. Horton, Inc.	1,249	119,017
NVR, Inc. (1)	13	63,534
		182,551

	Shares	Value
Household Products & Wares — 0.6%
Avery Dennison Corp.	313	$69,026
Church & Dwight Co., Inc.	925	79,300
The Clorox Co.	475	83,947
Kimberly-Clark Corp.	1,275	166,553
		398,826
Internet — 13.3%
Alphabet, Inc. - Class A (1)	1,135	2,675,025
Alphabet, Inc. - Class C (1)	1,087	2,621,366
Booking Holdings, Inc. (1)	154	363,679
CDW Corp.	532	88,003
eBay, Inc.	2,439	148,486
Etsy, Inc. (1)	476	78,411
F5 Networks, Inc. (1)	230	42,649
Facebook, Inc. - Class A (1)	9,083	2,985,855
NortonLifeLock, Inc.	2,201	60,880
Twitter, Inc. (1)	3,013	174,754
VeriSign, Inc. (1)	374	82,250
		9,321,358
Machinery - Diversified — 0.7%
Dover Corp.	540	81,270
IDEX Corp.	283	63,013
Otis Worldwide Corp.	1,539	120,550
Rockwell Automation, Inc.	438	115,509
Xylem, Inc.	680	80,322
		460,664
Mining — 0.3%
Newmont Corp.	3,021	221,983

Miscellaneous Manufacturers — 1.6%
3M Co.	2,186	443,845
A.O. Smith Corp. - Class A	511	36,317
Eaton Corp. PLC	1,502	218,165
Illinois Tool Works, Inc.	1,087	251,923
Trane Technologies PLC	899	167,574
		1,117,824
Office & Business Equipment — 0.1%
Zebra Technologies Corp. (1)	200	99,410

Oil & Gas — 1.5%
Cabot Oil & Gas Corp.	1,504	24,666
Chevron Corp.	7,291	756,733
EOG Resources, Inc.	2,202	176,909
Pioneer Natural Resources Co.	776	118,099
		1,076,407

The accompanying notes are an integral part of these financial statements.

12

Sharia ETF

SCHEDULE OF INVESTMENTS at May 31, 2021 (Unaudited) (Continued)

	Shares	Value
Common Stocks — 99.8% (Continued)
Oil & Gas Services — 0.2%
Schlumberger NV	5,278	$165,360

Packaging & Containers — 0.1%
Packaging Corp. of America	358	53,217

Pharmaceuticals — 6.1%
Becton Dickinson and Co.	1,096	265,111
Dexcom, Inc. (1)	362	133,719
Eli Lilly & Co.	3,003	599,819
Henry Schein, Inc. (1)	537	40,834
Johnson & Johnson	9,926	1,679,976
Merck & Co., Inc.	9,553	724,977
Pfizer, Inc.	21,061	815,693
		4,260,129
Real Estate Investment Trusts (REITs) — 2.2%
American Tower Corp.	1,712	437,348
AvalonBay Communities, Inc.	527	109,057
Duke Realty Corp.	1,406	65,323
Equinix, Inc.	337	248,275
Equity Residential	1,293	100,143
Prologis, Inc.	2,792	329,009
Public Storage	573	161,861
Weyerhaeuser Co.	2,822	107,123
		1,558,139
Retail — 6.4%
Advance Auto Parts, Inc.	242	45,915
AutoZone, Inc. (1)	82	115,341
Dollar Tree, Inc. (1)	887	86,482
Genuine Parts Co.	543	71,198
The Home Depot, Inc.	4,064	1,296,050
Lowe’s Companies, Inc.	2,760	537,731
McDonald’s Corp.	2,791	652,787
O’Reilly Automotive, Inc. (1)	263	140,737
Ross Stores, Inc.	1,344	169,868
Starbucks Corp.	4,444	506,083
Target Corp.	1,890	428,879
The TJX Companies, Inc.	4,533	306,159
Tractor Supply Co.	439	79,766
Ulta Beauty, Inc. (1)	213	73,562
		4,510,558
Semiconductors — 8.7%
Advanced Micro Devices, Inc. (1)	4,574	366,286
Analog Devices, Inc.	1,392	229,123
Applied Materials, Inc.	3,463	478,344
Intel Corp.	15,342	876,335
IPG Photonics Corp. (1)	134	28,041

	Shares	Value
Semiconductors — 8.7% (Continued)
KLA Corp.	580	$183,796
Lam Research Corp.	539	350,269
Maxim Integrated Products, Inc.	1,010	103,030
Micron Technology, Inc. (1)	4,223	355,323
Monolithic Power Systems, Inc.	158	54,213
NVIDIA Corp.	2,339	1,519,835
NXP Semiconductors NV	1,046	221,145
QUALCOMM, Inc.	4,290	577,177
Teradyne, Inc.	630	83,381
Texas Instruments, Inc.	3,475	659,625
		6,085,923
Software — 15.8%
Activision Blizzard, Inc.	2,924	284,359
Adobe, Inc. (1)	1,808	912,281
Akamai Technologies, Inc. (1)	616	70,353
ANSYS, Inc. (1)	327	110,506
Autodesk, Inc. (1)	830	237,264
Cadence Design Systems, Inc. (1)	1,053	133,721
Cerner Corp.	1,157	90,535
Citrix Systems, Inc.	459	52,767
Intuit, Inc.	1,034	454,019
Microsoft Corp.	28,480	7,110,887
Paycom Software, Inc. (1)	180	59,328
Roper Technologies, Inc.	393	176,854
salesforce.com, Inc. (1)	3,464	824,778
ServiceNow, Inc. (1)	740	350,671
Synopsys, Inc. (1)	574	145,991
Tyler Technologies, Inc. (1)	150	60,474
		11,074,788
Telecommunications — 1.5%
Arista Networks, Inc. (1)	207	70,252
Cisco Systems, Inc.	15,941	843,279
Juniper Networks, Inc.	1,244	32,754
Motorola Solutions, Inc.	638	130,988
		1,077,273
Textiles — 0.1%
Mohawk Industries, Inc. (1)	222	46,771

Transportation — 3.0%
C.H. Robinson Worldwide, Inc.	493	47,831
CSX Corp.	2,879	288,245
Expeditors International of Washington, Inc.	639	80,316
J.B. Hunt Transport Services, Inc.	316	54,207
Kansas City Southern	342	101,807
Norfolk Southern Corp.	951	267,136
Old Dominion Freight Line, Inc.	361	95,827
Union Pacific Corp.	2,528	568,117

The accompanying notes are an integral part of these financial statements.

13

Sharia ETF

SCHEDULE OF INVESTMENTS at May 31, 2021 (Unaudited) (Continued)

	Shares	Value
Common Stocks — 99.8% (Continued)
Transportation — 3.0% (Continued)
United Parcel Service, Inc. - Class B	2,716	$582,854
		2,086,340
Total Common Stocks
(Cost $56,829,086)		69,969,083

Total Investments in Securities — 99.8%
(Cost $56,829,086)		69,969,083
Other Assets in Excess of Liabilities — 0.2%		138,347
Total Net Assets — 100.0%		$70,107,430

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

14

Sukuk ETF

SCHEDULE OF INVESTMENTS at May 31, 2021 (Unaudited)

	Principal Amount	Value
Corporate Sukuk — 42.4%
Airlines — 0.6%
Unity 1 Sukuk Ltd.
2.394%, 11/3/25	$200,000	$205,100

Banks — 12.9%
AHB Sukuk Co. Ltd.
4.375%, 9/19/23	200,000	216,283
Boubyan Sukuk Ltd.
2.593%, 2/18/25	200,000	208,502
DIB Sukuk Ltd.
3.625%, 2/6/23	400,000	417,992
2.950%, 2/20/25	200,000	210,000
2.950%, 1/16/26	400,000	420,020
EI Sukuk Co. Ltd.
1.827%, 9/23/25	200,000	200,492
FAB Sukuk Co. Ltd.
3.625%, 3/5/23	200,000	210,550
3.875%, 1/22/24	400,000	430,976
2.500%, 1/21/25	200,000	208,541
1.411%, 1/14/26	200,000	199,880
Noor Sukuk Co. Ltd.
4.471%, 4/24/23	200,000	213,053
QIB Sukuk Ltd.
3.982%, 3/26/24	400,000	430,962
1.512% (3 Month LIBOR USD + 1.350%), 2/7/25 (1)	200,000	202,243
1.950%, 10/27/25	200,000	201,821
SIB Sukuk Co. III Ltd.
4.231%, 4/18/23	200,000	212,080
2.850%, 6/23/25	200,000	208,500
Warba Sukuk Ltd.
2.982%, 9/24/24	200,000	211,495
		4,403,390
Chemicals — 0.6%
Equate Sukuk SPC Ltd.
3.944%, 2/21/24	200,000	214,414

Commercial Services — 4.5%
D.P. World Crescent Ltd.
3.908%, 5/31/23	400,000	422,640
4.848%, 9/26/28	400,000	455,169
3.875%, 7/18/29	400,000	428,311
3.750%, 1/30/30	200,000	212,232
		1,518,352
Diversified Financial Services — 3.1%
DAE Sukuk DIFC Ltd.
3.750%, 2/15/26	200,000	210,412

	Principal Amount	Value
Diversified Financial Services — 3.1% (Continued)
MAR Sukuk Ltd.
3.025%, 11/13/24	$200,000	$210,986
2.210%, 9/2/25	200,000	204,458
QIIB Senior Sukuk Ltd.
1.719% (3 Month LIBOR USD + 1.520%), 9/30/22 (1)	200,000	202,116
4.264% , 03/05/2024	200,000	216,490
		1,044,462
Electric — 10.6%
Saudi Electricity Global Sukuk Co. 2
3.473%, 4/8/23	400,000	420,279
5.060%, 4/8/43	400,000	478,855
Saudi Electricity Global Sukuk Co. 3
4.000%, 4/8/24	400,000	435,040
5.500%, 4/8/44	400,000	504,254
Saudi Electricity Global Sukuk Co. 4
4.222%, 1/27/24	200,000	217,524
4.723%, 9/27/28	400,000	472,040
Saudi Electricity Global Sukuk Co. 5
1.740%, 9/17/25	200,000	202,547
2.413%, 9/17/30	200,000	202,230
Tabreed Sukuk SPC Ltd.
5.500%, 10/31/25	200,000	230,858
TNB Global Ventures Capital Bhd.
3.244%, 10/19/26	200,000	213,490
4.851%, 11/1/28	200,000	230,682
		3,607,799
Food — 0.6%
Almarai Sukuk Ltd.
4.311%, 3/5/24	200,000	216,285

Investment Companies — 0.7%
Senaat Sukuk Ltd.
4.760%, 12/5/25	200,000	226,933

Real Estate — 6.3%
Aldar Sukuk Ltd.
4.750%, 9/29/25	200,000	223,885
Aldar Sukuk No. 2 Ltd.
3.875%, 10/22/29	200,000	216,205
DIFC Sukuk Ltd.
4.325%, 11/12/24	200,000	215,113
Emaar Sukuk Ltd.
3.635%, 9/15/26	200,000	205,391
3.875%, 9/17/29	200,000	203,720

The accompanying notes are an integral part of these financial statements.

15

Sukuk ETF

SCHEDULE OF INVESTMENTS at May 31, 2021 (Unaudited) (Continued)

	Principal Amount	Value
Corporate Sukuk — 42.4% (Continued)
Real Estate — 6.3% (Continued)
EMG Sukuk Ltd.
4.564%, 6/18/24	$200,000	$215,012
ESIC Sukuk Ltd.
3.939%, 7/30/24	200,000	209,825
MAF Sukuk Ltd.
4.500%, 11/3/25	200,000	221,255
4.638%, 5/14/29	200,000	225,355
3.933%, 2/28/30	200,000	216,250
		2,152,011
Telecommunications — 2.5%
Axiata SPV2 Bhd.
4.357%, 3/24/26	200,000	225,622
2.163%, 8/19/30	200,000	194,859
Saudi Telecom Co.
3.890%, 5/13/29	400,000	442,220
		862,701
Total Corporate Sukuk
(Cost $14,227,548)		14,451,447

Foreign Government Sukuk — 56.3%
Multi-National — 15.1%
APICORP Sukuk Ltd.
3.141%, 11/1/22	200,000	207,750
ICDPS Sukuk Ltd.
1.810%, 10/15/25	200,000	200,250
IDB Trust Services Ltd.
2.261%, 9/26/22	400,000	409,782
3.100%, 3/15/23	400,000	419,206
3.389%, 9/26/23	400,000	426,713
2.843%, 4/25/24	600,000	637,788
1.957%, 10/2/24	600,000	622,305
1.809%, 2/26/25	800,000	827,628
0.908%, 6/25/25	600,000	599,272
IsDB Trust Services No. 2 SARL
1.262%, 3/31/26	800,000	804,076
		5,154,770

	Principal Amount	Value
Sovereign — 41.2%
Hong Kong Sukuk 2017 Ltd.
3.132%, 2/28/27	$400,000	$441,549
KSA Sukuk Ltd.
3.628%, 4/20/27	1,600,000	1,763,653
4.303%, 1/19/29	800,000	920,000
2.969%, 10/29/29	800,000	846,507
Malaysia Sovereign Sukuk Bhd.
3.043%, 4/22/25	400,000	431,370
4.236%, 4/22/45	100,000	124,612
Malaysia Sukuk Global Bhd.
3.179%, 4/27/26	400,000	437,892
4.080%, 4/27/46	200,000	244,201
Perusahaan Penerbit SBSN Indonesia III
3.300%, 11/21/22	400,000	417,450
3.750%, 3/1/23	500,000	527,872
3.900%, 8/20/24	200,000	218,489
4.350%, 9/10/24	600,000	663,630
4.325%, 5/28/25	700,000	781,522
2.300%, 6/23/25	200,000	207,642
4.550%, 3/29/26	600,000	683,178
4.150%, 3/29/27	600,000	671,916
4.400%, 3/1/28	600,000	683,205
4.450%, 2/20/29	500,000	572,575
2.800%, 6/23/30	400,000	408,608
3.800%, 6/23/50	200,000	204,446
RAK Capital
3.094%, 3/31/25	400,000	426,363
Sharjah Sukuk Ltd.
3.764%, 9/17/24	200,000	214,897
Sharjah Sukuk Program Ltd.
3.854%, 4/3/26	400,000	433,453
2.942%, 6/10/27	400,000	414,788
4.226%, 3/14/28	400,000	442,790
3.234%, 10/23/29	240,000	249,146

The accompanying notes are an integral part of these financial statements.

16

Sukuk ETF

SCHEDULE OF INVESTMENTS at May 31, 2021 (Unaudited) (Continued)

	Principal Amount	Value
Foreign Government Sukuk — 56.3% (Continued)
Sovereign — 41.2% (Continued)
SoQ Sukuk A Q.S.C
3.241%, 1/18/23	$600,000	$628,570
		14,060,324
Total Foreign Government Sukuk
(Cost $18,987,561)		19,215,094

Total Investments in Securities — 98.7%
(Cost $33,215,109)		33,666,541
Other Assets in Excess of Liabilities — 1.3%		441,669
Total Net Assets — 100.0%		$34,108,210

LIBOR	London Interbank Offered Rate
(1)	Variable rate security; rate shown is the rate in effect on May 31, 2021. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.

Portfolio Diversification	Value	Percentage of Total Investments
Saudi Arabia	$12,276,203	36.5%
United Arab Emerates	9,873,471	29.3
Indonesia	6,040,534	17.9
Qatar	2,297,645	6.8
Malaysia	2,102,728	6.3
Kuwait	634,411	1.9
Hong Kong	441,549	1.3
Total	$33,666,541	100.0%

The accompanying notes are an integral part of these financial statements.

17

Global REIT ETF

SCHEDULE OF INVESTMENTS at May 31, 2021 (Unaudited)

	Shares	Value
Common Stocks — 99.9%
Real Estate Management & Services — 0.7%
AEW UK REIT PLC	8,454	$11,351
Home Consortium Ltd.	9,726	35,842
KLCCP Stapled Group - Stapled Security	31,696	52,143
		99,336
REITS - Apartments — 10.4%
Apartment Investment and Management Co.	7,933	55,928
AvalonBay Communities, Inc.	3,251	672,762
Equity Residential	8,812	682,489
		1,411,179
REITS - Diversified — 40.9%
American Tower Corp.	6,462	1,650,783
Arena REIT	18,246	48,249
Axis Real Estate Investment Trust	55,858	25,405
Charter Hall Social Infrastructure REIT	17,528	45,945
CoreSite Realty Corp.	2,269	275,116
Duke Realty Corp.	14,352	666,794
Equinix, Inc.	2,217	1,633,308
Goodman Property Trust	58,472	94,111
IMPACT Growth Real Estate Investment Trust	44,541	26,511
Ingenia Communities Group	15,644	66,575
PotlatchDeltic Corp.	3,550	213,710
PS Business Parks, Inc.	1,065	165,032
Sabana Shari’ah Compliant Industrial Real Estate Investment Trust	38,709	12,287
Weyerhaeuser Co.	17,001	645,358
		5,569,184
REITS - Health Care — 1.8%
CareTrust REIT, Inc.	5,110	118,961
Community Healthcare Trust, Inc.	1,203	56,878
Impact Healthcare REIT PLC	16,983	26,728
Universal Health Realty Income Trust	682	47,194
		249,761

	Shares	Value
REITS - Manufactured Homes — 4.7%
Equity LifeStyle Properties, Inc.	8,994	$637,315

REITS - Office Property — 0.4%
Hibernia REIT PLC	35,275	51,478

REITS - Regional Malls — 0.2%
IGB Real Estate Investment Trust	84,350	33,671

REITS - Shopping Centers — 4.8%
Link REIT	67,266	648,697

REITS - Storage — 11.2%
Public Storage	5,430	1,533,866

REITS - Warehouse & Industry — 24.8%
BWP Trust	25,980	84,924
EastGroup Properties, Inc.	2,104	332,601
Frasers Property Thailand Industrial Freehold & Leasehold REIT	96,683	40,220
Prologis, Inc.	13,919	1,640,215
Rexford Industrial Realty, Inc.	7,004	386,831
Segro PLC	44,755	662,165
Terreno Realty Corp.	3,642	231,704
		3,378,660
Total Common Stocks
(Cost $12,125,304)		13,613,147

Total Investments in Securities — 99.9%
(Cost $12,125,304)		13,613,147
Other Assets in Excess of Liabilities — 0.1%		18,791
Total Net Assets — 100.0%		$13,631,938

REIT	Real Estate Investment Trust
Stapled Security	A stapled security is a type of financial instrument. It consists of two or more securities that are contractually bound to form a single salable unit; they cannot be bought or sold separately.

The accompanying notes are an integral part of these financial statements.

18

SP Funds

Statements of Assets and Liabilities at May 31, 2021 (Unaudited)

	Sharia ETF	Sukuk ETF	Global REIT ETF
Assets:
Investments in securities, at value (Note 2)	$69,969,083	$33,666,541	$13,613,147
Cash	—	241,822	11,880
Foreign cash (Cost $—, $—, and $3,008, respectively)	—	—	3,008
Receivables:
Fund shares sold	80,417	—	—
Dividends and sukuk income	85,673	218,194	11,500
Total assets	70,135,173	34,126,557	13,639,535

Liabilities:
Payables:
Management fees (Note 4)	27,743	18,347	7,597
Total liabilities	27,743	18,347	7,597
Net Assets	$70,107,430	$34,108,210	$13,631,938

Components of Net Assets:
Paid-in capital	$57,820,123	$34,075,075	$12,184,461
Total distributable (accumulated) earnings (losses)	12,287,307	33,135	1,447,477
Net assets	$70,107,430	$34,108,210	$13,631,938

Net Asset Value (unlimited shares authorized):
Net assets	$70,107,430	$34,108,210	$13,631,938
Shares of beneficial interest issued and outstanding	2,550,000	1,700,000	600,000
Net asset value	$27.49	$20.06	$22.72

Cost of investments	$56,829,086	$33,215,109	$12,125,304

The accompanying notes are an integral part of these financial statements.

19

SP Funds

Statements of Operations For the Periods Ended May 31, 2021 (Unaudited)

	Sharia ETF	Sukuk ETF	Global REIT ETF (1)
Investment Income:
Dividend income (net of foreign withholding tax of $57, $— and $2,148, respectively)	$307,909	$—	$77,657
Sukuk income	—	326,873	—
Total investment income	307,909	326,873	77,657

Expenses:
Management fees (Note 4)	129,782	106,269	26,065
Total expenses	129,782	106,269	26,065
Net investment income (loss)	178,127	220,604	51,592

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(165,949)	(91,754)	67,164
Change in net unrealized appreciation/depreciation on investments	6,757,510	(251,080)	1,487,846
Net realized and unrealized gain (loss) on investments	6,591,561	(342,834)	1,555,010
Net increase (decrease) in net assets resulting from operations	$6,769,688	$(122,230)	$1,606,602

(1)	The Fund commenced operations on December 29, 2020. The information presented is from December 29, 2020 to May 31, 2021.

The accompanying notes are an integral part of these financial statements.

20

Sharia ETF

StatementS of Changes in Net Assets

	Six-Months Ended May 31, 2021 (Unaudited)	Period Ended November 30, 2020 (1)
Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$178,127	$236,550
Net realized gain (loss) on investments	(165,949)	(110,666)
Change in net unrealized appreciation/depreciation on investments	6,757,510	6,382,487
Net increase (decrease) in net assets resulting from operations	6,769,688	6,508,371

Distributions to Shareholders:
Net distributions to shareholders	(366,600)	(257,808)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	24,883,542	32,570,237
Total increase (decrease) in net assets	31,286,630	38,820,800

Net Assets:
Beginning of period	38,820,800	—
End of period	$70,107,430	$38,820,800

(1)	The Fund commenced operations on December 17, 2019. The information presented is from December 17, 2019 to November 30, 2020.
(2)	Summary of share transactions is as follows:

	Six-Months Ended May 31, 2021 (Unaudited)		Period Ended November 30, 2020 (1)
	Shares	Value	Shares	Value
Shares sold	950,000	$24,883,542	1,700,000	$34,733,727
Shares redeemed	—	—	(100,000)	(2,163,490)
Net increase (decrease)	950,000	$24,883,542	1,600,000	$32,570,237

The accompanying notes are an integral part of these financial statements.

21

Sukuk ETF

StatementS of Changes in Net Assets

	Six-Months Ended May 31, 2021 (Unaudited)	Period Ended November 30, 2020 (1)
Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$220,604	$316,607
Net realized gain (loss) on investments	(91,754)	(68,347)
Change in net unrealized appreciation/depreciation on investments	(251,080)	702,512
Net increase (decrease) in net assets resulting from operations	(122,230)	950,772

Distributions to Shareholders:
Net distributions to shareholders	(478,800)	(341,197)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	3,585,937	30,513,728
Total increase (decrease) in net assets	2,984,907	31,123,303

Net Assets:
Beginning of period	31,123,303	—
End of period	$34,108,210	$31,123,303

(1)	The Fund commenced operations on December 27, 2019. The information presented is from December 27, 2019 to November 30, 2020.
(2)	Summary of share transactions is as follows:

	Six-Months Ended May 31, 2021 (Unaudited)		Period Ended November 30, 2020 (1)
	Shares	Value	Shares	Value
Shares sold (3)	275,000	$5,588,817	1,525,000	$30,513,728
Shares redeemed	(100,000)	(2,002,880)	—	—
Net increase (decrease)	175,000	$3,585,937	1,525,000	$30,513,728

(3)	Net variable fees of $10,207 and $15,086, respectively, for the periods ended May 31, 2021 and November 30, 2020.

The accompanying notes are an integral part of these financial statements.

22

Global REIT ETF

Statement of Changes in Net Assets

Period Ended May 31,2021 (1) (Unaudited)
Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$51,592
Net realized gain (loss) on investments	67,164
Change in net unrealized appreciation/depreciation on investments	1,487,846
Net increase (decrease) in net assets resulting from operations	1,606,602

Distributions to Shareholders:
Net distributions to shareholders	(159,125)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	12,184,461
Total increase (decrease) in net assets	13,631,938

Net Assets:
Beginning of period	—
End of period	$13,631,938

(1)	The Fund commenced operations on December 29, 2020. The information presented is from December 29, 2020 to May 31, 2021.
(2)	Summary of share transactions is as follows:

	Period Ended May 31, 2021 (1) (Unaudited)
	Shares	Value
Shares sold (3)	675,000	$13,755,231
Shares redeemed	(75,000)	(1,570,770)
Net increase (decrease)	600,000	$12,184,461

(3)	Net variable fees of $61.

The accompanying notes are an integral part of these financial statements.

23

Sharia ETF

Financial Highlights For a capital share outstanding throughout each period

	Six-Months Ended May 31, 2021 (Unaudited)	Period Ended November 30, 2020 (1)
Net asset value, beginning of period	$24.26	$20.00

Income from Investment Operations:
Net investment income (loss) (2)	0.09	0.22
Net realized and unrealized gain (loss) on investments	3.32	4.25
Total from investment operations	3.41	4.47

Less Distributions:
From net investment income	(0.18)	(0.21)
Total distributions	(0.18)	(0.21)

Net asset value, end of period	$27.49	$24.26
Total return (3)(4)	14.11%	22.58%

Ratios / Supplemental Data:
Net assets, end of period (millions)	$70.1	$38.8
Portfolio turnover rate (3)	9%	46%
Ratio of expenses to average net assets (5)	0.49%	0.49%
Ratio of net investment income (loss) to average net assets (5)	0.67%	1.06%

(1)	The Fund commenced operations on December 17, 2019. The information presented is from December 17, 2019 to November 30, 2020.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	The total return is based on the Fund’s net asset value.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

24

Sukuk ETF

Financial Highlights For a capital share outstanding throughout each period

	Six-Months Ended May 31, 2021 (Unaudited)	Period Ended November 30, 2020 (1)
Net asset value, beginning of period	$20.41	$20.00

Income from Investment Operations:
Net investment income (loss) (2)	0.14	0.30
Net realized and unrealized gain (loss) on investments	(0.20)	0.39
Total from investment operations	(0.06)	0.69

Less Distributions:
From net investment income	(0.29)	(0.28)
Total distributions	(0.29)	(0.28)

Net asset value, end of period	$20.06	$20.41
Total return (3)(4)	(0.25)%	3.48	%(5)

Ratios / Supplemental Data:
Net assets, end of period (millions)	$34.1	$31.1
Portfolio turnover rate (3)	16%	15%
Ratio of expenses to average net assets (6)	0.65%	0.65%
Ratio of net investment income (loss) to average net assets (6)	1.35%	1.61%

(1)	The Fund commenced operations on December 27, 2019. The information presented is from December 27, 2019 to November 30, 2020.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	The total return is based on each Fund’s net asset value.
(5)	Net increase from payments by affiliates on the disposal of investments due to trade error added 0.11% to this return (Note 4).
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

25

Global REIT ETF

Financial Highlights For a capital share outstanding throughout the period

Period Ended May 31, 2021 (1) (Unaudited)
Net asset value, beginning of period	$20.00

Income from Investment Operations:
Net investment income (loss) (2)	0.12
Net realized and unrealized gain (loss) on investments	2.94
Total from investment operations	3.06

Less Distributions:
From net investment income	(0.34)
Total distributions	(0.34)

Net asset value, end of period	$22.72
Total return (3)(4)	15.39%

Ratios / Supplemental Data:
Net assets, end of period (millions)	$13.6
Portfolio turnover rate (3)	51%
Ratio of expenses to average net assets (5)	0.69%
Ratio of net investment income (loss) to average net assets (5)	1.37%

(1)	The Fund commenced operations on December 29, 2020. The information presented is from December 29, 2020 to May 31, 2021.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	The total return is based on each Fund’s net asset value.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

26

SP Funds

Notes to Financial Statements May 31, 2021 (Unaudited)

NOTE 1 – ORGANIZATION

The SP Funds S&P 500 Sharia Industry Exclusions ETF (the “Sharia ETF”), SP Funds Dow Jones Global Sukuk ETF (the “Sukuk ETF”), and SP Funds S&P 500 Global REIT Sharia ETF (the “Global REIT ETF”) (each, a “Fund,” and collectively, the “Funds”) are non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of each Fund’s shares is registered under the Securities Act of 1933, as amended. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Sharia ETF commenced operations on December 17, 2019, the Sukuk ETF commenced operations on December 27, 2019 and the Global REIT ETF commenced operations on December 29, 2020.

The investment objective of the Sharia ETF is to seek to track the performance, before fees and expenses, of the S&P 500 Shariah Industry Exclusions Index. The investment objective of the Sukuk ETF is to seek to track the performance, before fees and expenses, of the Dow Jones Sukuk Total Return (ex-Reinvestment) Index. The investment objective of the Global REIT ETF is to seek to track the performance, before fees and expenses, of the S&P Global All Equity REIT Shariah Capped Index (the “Global REIT Index”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Funds are open for business.

Sukuk securities are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

For securities for which quotations are not readily available, a fair value will be determined by the Valuation Committee using the Fair Value Procedures approved by the Trust’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Fair Value Procedures adopted by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value (“NAV”) of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

27

SP Funds

NOTES TO FINANCIAL STATEMENTS May 31, 2021 (Unaudited) (Continued)

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value each Fund’s investments as of May 31, 2021:

Sharia ETF

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$69,969,083	$—	$—	$69,969,083
Total Investments in Securities	$69,969,083	$—	$—	$69,969,083

Sukuk ETF

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Sukuk (1)	$—	$14,451,447	$—	$14,451,447
Foreign Government Sukuk (2)	—	19,215,094	—	19,215,094
Total Investments in Securities	$—	$33,666,541	$—	$33,666,541

Global REIT ETF

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$13,613,147	$—	$—	$13,613,147
Total Investments in Securities	$13,613,147	$—	$—	$13,613,147

(1)	See Schedules of Investments for the industry breakout.
(2)	See Schedules of Investments for the security type breakout.

B.

Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and at least 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

28

SP Funds

NOTES TO FINANCIAL STATEMENTS May 31, 2021 (Unaudited) (Continued)

As of May 31, 2021, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.

Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on sukuk securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Sukuk income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Funds are declared and paid at least monthly. Distributions to shareholders from net realized gains on securities, if any, for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

G.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H.

Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board-approved Liquidity Risk Management Program (“the Program”) that requires, among other things, that each Fund limit its illiquid investments to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

I.

LIBOR Transition. In July 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that banks were no longer required to provide rate information used to calculate LIBOR after December 31, 2021. This has created uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. LIBOR likely will be phased out for all short-term lending arrangements by June 2023. Industry initiatives are underway to identify alternative reference rates such as the Secured Overnight Funding Rate (SOFR), which the Federal Reserve Bank of New York began publishing in April 2018; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The transition process to an alternative reference rate might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the value of some LIBOR-based investments and result in additional costs incurred in connection with closing out positions and entering into new trades. Because the usefulness of LIBOR as a reference rate could deteriorate during the transition period, these effects could occur prior to the end of 2021.

29

SP Funds

NOTES TO FINANCIAL STATEMENTS May 31, 2021 (Unaudited) (Continued)

NOTE 3 – PRINCIPAL INVESTMENT RISKS

A.

Concentration Risk. Each Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. In such event, the value of shares of the Funds may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

●

Concentration in REITs (Global REIT ETF Only). The Fund is expected to be concentrated in REITs. A REIT is a company that owns or finances income-producing real estate and meets certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), as more fully described in the Fund’s Statement of Additional Information (“SAI”). Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

B.

Credit Risk (Sukuk ETF Only). Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.

C.

Currency Risk (Global REIT ETF Only). The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

D.

Emerging Markets Risk (Sukuk ETF and Global REIT ETF Only). Investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries, including: smaller market capitalization; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation, or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, less information may be available about companies in emerging markets than in developed markets because such emerging markets companies may not be subject to accounting, auditing and financial reporting standards or to other regulatory practices required by U.S. companies which may lead to potential errors in index data, index computation and/or index construction. Such conditions may impact the ability of the Funds to buy, sell or otherwise transfer securities; adversely affect the trading market and price for such securities; and/or cause the Funds to decline in value.

E.

Equity Market Risk (Sharia ETF and Global REIT ETF Only). The equity securities held in each Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Funds invest. Common stocks, such as those held by the Funds, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Securities in each Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or

30

SP Funds

NOTES TO FINANCIAL STATEMENTS May 31, 2021 (Unaudited) (Continued)

other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, or government controls.

F.	Exchange Traded Fund (“ETF”) Risks.

●

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Funds have a limited number of financial institutions that are authorized to purchase and redeem shares of the Funds directly from the Funds (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Funds may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●

Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Funds, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares of the Funds may significantly reduce investment results and an investment in shares of the Funds may not be advisable for investors who anticipate regularly making small investments.

●

Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Funds may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Funds will approximate the Fund’s NAV, there may be times when the market price of shares of the Funds are more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares of the Funds or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares of the Funds in the secondary market, in which case such premiums or discounts may be significant.

●

Trading. Although shares of the Funds are listed on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Funds will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Funds may begin to mirror the liquidity of each Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Funds.

G.

Foreign Government Risk (Sukuk ETF Only). The Fund’s investment in securities issued by foreign governments or their agencies or instrumentalities (sovereign debt), including those that issue sukuk through a secondary issuing vehicle, differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. The foreign sovereign debt securities the Fund purchases involve specific risk, including that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of political constraints, cash flow problems, and other national economic factors; (ii) governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there are no bankruptcy proceedings by which defaulted sovereign debt may be collected in whole or in part. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments that track an index of domestic securities.

H.

Foreign Securities Risks (Global REIT ETF Only). Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

I.

Geographic Investment Risk (Sukuk ETF Only). To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

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NOTES TO FINANCIAL STATEMENTS May 31, 2021 (Unaudited) (Continued)

●

Risks of Investing in Saudi Arabia (Sukuk ETF Only). The ability of foreign investors to invest in Saudi Arabian issuers is new and untested. Such ability could be restricted or revoked by the Saudi Arabian government at any time, and unforeseen risks could materialize due to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Investments in securities of Saudi Arabian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/ or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. There remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia. As of November 30, 2020, 40.9% of the Fund’s total investments were invested in Saudi Arabia.

●

Risks of Investing in the United Arab Emirates (Sukuk ETF Only). The economy of the United Arab Emirates (“UAE”) is dominated by petroleum exports. A sustained decrease in commodity prices, particularly oil and natural gas, could have a negative impact on all aspects of the UAE economy. The nonoil UAE economy, which is concentrated in Dubai’s service sector, could be affected by declines in tourism, real estate, banking and re- export trade. The UAE and the governments of the individual emirates exercise substantial influence over many aspects of the private sector. Governmental actions could have a significant effect on economic conditions in the UAE, which could adversely affect the value of the Fund. In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may adversely affect the value of the Fund. As of November 30, 2020, 26.5% of the Fund’s total investments were invested in the UAE.

J.

Interest Rate Risk (Sukuk ETF Only). Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets. In addition, the interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate. Floating rate securities are subject to interest rate risk and credit risk.

K.	Market Capitalization Risk (Sharia ETF and Global REIT ETF Only).

●

Large-Capitalization Investing (Sharia ETF and Global REIT ETF Only). The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●

Mid-Capitalization Investing (Global REIT ETF Only). The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

●

Small-Capitalization Investing (Global REIT ETF Only). The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

L.

Non-Diversification Risk. Because the Funds are “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause each Fund’s overall value to decline to a greater degree than if the Funds held a more diversified portfolio.

32

SP Funds

NOTES TO FINANCIAL STATEMENTS May 31, 2021 (Unaudited) (Continued)

M.

Sector Risk (Sharia ETF Only). To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●

Information Technology Sector Risk. The Fund may invest in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. As of November 30, 2020, 38.9% of the Fund’s net assets were invested in the information technology sector.

●

Consumer Discretionary Sector Risk. The Fund may invest in companies in the consumer discretionary sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability. As of November 30, 2020, 23.8% of the Fund’s net assets were invested in the consumer discretionary sector.

N.

Sharia-Compliant Investing Risk. Islamic religious law, commonly known as “Sharia,” has certain restrictions regarding finance and commercial activities permitted for Muslims, including interest restrictions and prohibited industries, which reduces the size of the overall universe in which the Funds can invest. The strategy to reduce the investable universe may limit investment opportunities and adversely affect each Fund’s performance, especially in comparison to a more diversified fund. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

O.

Sukuk Risk (Sukuk ETF Only). Sukuk are financial certificates that are similar to conventional bonds but are structured to comply with Sharia law and its investments principles, which, among other things, prohibit charging or paying interest. Sukuk involve many of the same risks that conventional bonds incur such as credit risk and interest rate risk. In addition to these risks, there are certain risks specific to sukuk. Sukuk represent undivided shares in the ownership of certificates, and such certificates are linked to a specific investment activity, such as an underlying asset or contractual payment obligations of the issuer. Because no collateral is pledged as security for sukuk, purchasers of sukuk are subject to the risk that an issuer may not meet its payment obligations or that an underlying asset may not perform as expected or lose value. While the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and it is difficult for the Fund to make an investment in or dispose of sukuk.

P.

Tax Risk (Global REIT ETF Only). To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, (i) more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets or (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund or (ii) more than 25% of the value of the Fund’s assets would be invested in (a) the securities of any one issuer. Given the concentration of the Global REIT Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Global REIT Index, and the Fund’s efforts to replicate or represent the Global REIT Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could incur penalty taxes and be forced to dispose of certain assets, or it could fail to qualify as a regulated investment company. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

33

SP Funds

NOTES TO FINANCIAL STATEMENTS May 31, 2021 (Unaudited) (Continued)

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Toroso Investments, LLC (the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Funds (“Advisory Agreement”) and, pursuant to the Advisory Agreement, has overall responsibility for the general management and administration of the Funds. The Adviser provides oversight of ShariaPortfolio, Inc. (the “Sub-Adviser”), the investment sub-adviser to the Funds, monitors the Sub-Adviser and reviews the Sub-Adviser’s performance.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund as follows:

Fund	Management Fee
Sharia ETF	0.49%
Sukuk ETF	0.65%
Global REIT ETF	0.69%

Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the Management Fee payable to the Adviser (collectively, the “Excluded Expenses”). The Management Fees incurred are paid monthly to the Adviser.

The Sub-Adviser serves as the investment sub-adviser to the Funds, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Funds (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for ensuring the Funds follow the character of each applicable Index and providing advice with regard to the interpretation of and compliance with Sharia principles.

Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee for the services and facilities the Sub-Adviser provides (the “Sub-Advisory Fee”) based on the average daily net assets of each Fund as follows:

Fund	Sub-Advisory Fee
Sharia ETF	0.02%
Sukuk ETF	0.02%
Global REIT ETF	0.02% on first $500 million
0.01% on amounts over $ 500 million

The Sub-Advisory Fees incurred are paid monthly to each Sub-Adviser by the Adviser.

Tidal ETF Services LLC (“Tidal”), an affiliate of the Adviser, serves as the Funds’ administrator and, in that capacity, performs various administrative and management services for the Funds. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ sub-administrator, fund accountant and transfer agent. In those capacities Fund Services performs various administrative and accounting services for the Funds. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ custodian U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser and Fund Services. Neither the affiliated trustee or the Trust’s officers receive compensation from the Fund.

34

SP Funds

NOTES TO FINANCIAL STATEMENTS May 31, 2021 (Unaudited) (Continued)

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six-months ended May 31, 2021, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments and U.S. government securities were as follows:

Fund	Purchases	Sales
Sharia ETF	$29,582,882	$4,875,358
Sukuk ETF	8,692,960	5,288,750
Global REIT ETF	16,518,042	4,460,299

There were no purchases or sales of long-term U.S. Government securities for the period ended May 31, 2021.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the periods ended May 31, 2021 (estimated) and November 30, 2020, were as follows:

	Period Ended May 31, 2021
Distributions paid from:	Sharia ETF	Sukuk ETF	Global REIT ETF
Ordinary income	$366,600	$478,800	$159,125
Total distributions paid	$366,600	$478,800	$159,125

	Period Ended November 30, 2020 (1)
Distributions paid from:	Sharia ETF	Sukuk ETF
Ordinary income	$236,097	$316,607
Return of capital	21,711	24,590
Total distributions paid	$257,808	$341,197

As of the most recent fiscal period ended November 30, 2020, the components of accumulated earnings (losses) on a tax basis were as follows (1):

	Sharia ETF	Sukuk ETF
Cost of investments (2)	$32,469,686	$30,100,822
Gross tax unrealized appreciation	6,808,137	803,266
Gross tax unrealized depreciation	(607,825)	(100,754)
Net tax unrealized appreciation (depreciation)	6,200,312	702,512
Undistributed ordinary income (loss)	—	—
Undistributed long-term capital gain (loss)	—	—
Total distributable earnings	—	—
Other accumulated gain (loss)	(316,093)	(68,347)
Total accumulated gain (loss)	$5,884,219	$634,165

(1)	The Global REIT ETF was not operational as of the fiscal period ended November 30, 2020.
(2)	The difference between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales.

Net capital losses incurred after November 30 and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. As of the most recent fiscal period ended November 30, 2020, the Funds had no late year losses and the Sharia ETF and Sukuk ETF had short-term capital loss carryovers of $68,347 and $316,093, respectively, which do not expire. As of the most recent fiscal period ended November 30, 2020, the Global REIT ETF was not operational.

35

SP Funds

NOTES TO FINANCIAL STATEMENTS May 31, 2021 (Unaudited) (Continued)

NOTE 7 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares (“Creation Units.”) Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Funds is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for transaction costs associated with the cash transactions. Variable fees received by the Funds, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

NOTE 8 – COVID-19 PANDEMIC

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors, and reduced consumer spending. The recovery from the effects of COVID-19 is uncertain and may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with the Fund’s investment objective but there can be no assurance that it will be successful in doing so.

NOTE 9 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 7, 2021, Foreside Financial Group, LLC, the indirect parent company of Foreside Fund Services, LLC (“Foreside”), which serves as the Funds’ distributor, and Lovell Minnick Partners, LLC (“LMP”) announced that they had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar will acquire a majority stake in Foreside Financial Group, LLC and LMP will exit its investment in Foreside Financial Group, LLC. The transaction is expected to close at the end of the third quarter of 2021. Foreside will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

Effective as of the close of business on July 27, 2021, Bridget P. Garcia, Esq., Compliance Manager of Cipperman Compliance Services (“Cipperman”), has resigned as Chief Compliance Officer of the Trust. William H. Woolverton, Esq., Senior Compliance Advisor of Cipperman, has been approved by the Board of Trustees of the Trust as a replacement Chief Compliance Officer for the Trust effective as of the close of business on July 27, 2021.

36

SP Funds

Expense Examples For the Periods Ended May 31, 2021 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of a Fund’s shares, and (2) ongoing costs, including management fees of a Fund. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The actual expense examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from December 1, 2020 to May 31, 2021 for the Sharia ETF and Sukuk ETF, and from December 29, 2020 (commencement of operations) to May 31, 2021 for the Global REIT ETF. The hypothetical examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from December 1, 2020 to May 31, 2021.

Actual Expenses

The first line of the following tables provide information about actual account values based on actual returns and actual expenses. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The examples include, but are not limited to, unitary fees. However, the examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Funds’ shares. Therefore, the second line of the following tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Sharia ETF

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During the Period December 1, 2020 – May 31, 2021 (1)
Actual	$1,000.00	$1,141.10	$2.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.49	$2.47

(1)	Expenses are equal to the Fund’s annualized net expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the most recent six-month period).

Sukuk ETF

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During the Period December 1, 2020 – May 31, 2021 (2)
Actual	$1,000.00	$997.50	$3.24
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.69	$3.28

(2)	Expenses are equal to the Fund’s annualized net expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the most recent six-month period).

37

SP Funds

Expense Examples For the Periods Ended May 31, 2021 (Unaudited) (Continued)

Global REIT ETF

	Beginning Account Value December 29, 2020	Ending Account Value May 31, 2021	Expenses Paid During the Period December 29, 2020 – May 31, 2021 (3)
Actual	$1,000.00	$1,153.90	$3.14

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During the Period December 1, 2020 – May 31, 2021 (4)
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.49	$3.48

(3)

The actual expenses are equal to the Fund’s annualized net expense ratio of 0.69%, multiplied by the average account value over the period, multiplied by 154/365 (to reflect the period from December 29, 2020 to May 31, 2021, the commencement of operations date to the end of the period).

(4)

The hypothetical expenses are equal to the Fund’s annualized net expense ratio of 0.69%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the most recent six-month period).

38

SP Funds

Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Board” or the “Trustees”) of Tidal ETF Trust (the “Trust”) met via video conference at a meeting held on December 18, 2020 to consider the initial approval of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the SP Funds S&P Global REIT Sharia ETF (the “Fund”), a series of the Trust, and Toroso Investments, LLC, the Fund’s investment adviser (the “Adviser”). Prior to this meeting, the Board requested and received materials to assist them in considering the approval of the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Advisory Agreement, due diligence materials relating to the Adviser (including the due diligence response completed by the Adviser with respect to a specific request letter from the Trust’s outside legal counsel, the Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, detailed comparative information regarding the proposed unitary advisory fee for the Fund, and information regarding the Adviser’s compliance program) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Advisory Agreement for an initial two-year term.

Discussion of Factors Considered

In considering the approval of the Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.

Nature, extent and quality of services to be provided. The Board considered the nature, extent and quality of the Adviser’s overall services to be provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the Adviser’s investment management team, including Michael Venuto and Charles Ragauss, who will each serve as a portfolio manager of the Fund, as well as the responsibilities of other key personnel of the Adviser to be involved in the day to day activities of the Fund. The Board reviewed due diligence information provided by the Adviser, including information regarding the Adviser’s compliance program, its compliance personnel and compliance record, as well as the Adviser’s cybersecurity program and business continuity plan. The Board noted that the Adviser does not manage any other accounts that utilize a strategy similar to that to be employed by the Fund.

The Board also considered other services to be provided to the Fund, such as monitoring adherence to the Fund’s investment strategy and restrictions, oversight of ShariaPortfolio, Inc. (the “Sub-Adviser”), the Fund’s proposed investment sub-adviser, and other service providers to the Fund, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, and monitoring the extent to which the Fund achieves its investment objective as a passively-managed ETF and designed to track the performance of an index. The Board noted that the Adviser would be responsible for trade execution and the Sub-Adviser would be responsible for providing advice with regard to the interpretation of and compliance with Sharia principles, subject to the supervision of the Adviser.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Fund and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory.

2.

Investment performance of the Fund and the Adviser. The Board noted that the Fund had not yet commenced operations and, therefore, concluded that performance of the Fund was not a relevant factor for consideration. The Board also considered that because the Fund is designed to track the performance of an index the performance for the Fund would not be the direct result of investment decisions made by the Adviser. However, with respect to the Fund’s performance, the Board in the future would focus on the Adviser’s trade execution services, including whether the Fund’s performance exhibited significant tracking error.

3.

Cost of services to be provided and profits to be realized by the Adviser. The Board considered the cost of services and the structure of the Adviser’s proposed advisory fee, including a review of comparative expenses, expense components and peer group selection. The Board took into consideration that the advisory fee was a “unitary fee,” meaning that the Fund would pay no expenses other than the advisory fee and certain other costs such as interest, brokerage, and extraordinary expenses and, to the extent it is implemented, fees pursuant to the Fund’s Rule 12b 1 Plan. The Board noted that the Adviser agrees to pay all

39

SP Funds

Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

other expenses incurred by the Fund. The Board considered comparative information prepared by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) utilizing data provided by Morningstar Direct relating to the cost structure of the Fund relative to a peer group. The Fund was compared to ETFs in two categories, specifically the U.S. Fund Global Real Estate and U.S. Fund Real Estate categories.

The Board concluded that the Fund’s proposed expense ratio and the advisory fee to be paid to the Adviser were fair and reasonable in light of the comparative expense information and the investment management services to be provided to the Fund by the Adviser given the nature of the Fund’s strategy. The Board also evaluated, based on information provided by the Adviser, the compensation and benefits expected to be received by the Adviser and its affiliates from its relationship with the Fund, taking into account an analysis of the Adviser’s expected profitability with respect to the Fund and the Board further concluded that the Adviser had adequate financial resources to support its services to the Fund from the revenues of its overall investment advisory business.

4.

Extent of economies of scale as the Fund grows. The Board considered the potential economies of scale that the Fund might realize under the structure of the proposed advisory fee. The Board noted the advisory fee did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Adviser would evaluate future circumstances that may warrant breakpoints in the fee structures.

5.

Benefits to be derived from the relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the Adviser and its affiliates from association with the Fund. The Board concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Fund.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Advisory Agreement are fair and reasonable; (b) the advisory fee is reasonable in light of the services that the Adviser will provide to the Fund; and (c) the approval of the Advisory Agreement for an initial term of two years was in the best interests of the Fund and its shareholders.

At the meeting held on December 18, 2020, the Board also considered the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) for the Fund, entered into between the Adviser and the Sub-Adviser. Prior to this meeting, the Board requested and received materials to assist them in considering the approval of the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Sub-Advisory Agreement, due diligence materials prepared by the Sub-Adviser (including the due diligence response completed by the Sub-Adviser with respect to a specific request letter from the Trust’s outside legal counsel, Form ADV, select ownership, organizational, financial and insurance information for the Sub-Adviser, bibliographic information of key management and compliance personnel, and the Sub-Adviser’s compliance manual and code of ethics) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Sub-Advisory Agreement for an initial two-year term.

Discussion of Factors Considered

In considering the approval of the Sub-Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.

Nature, extent and quality of services to be provided. The Board considered the nature, extent and quality of the Sub-Adviser’s overall services to be provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund, specifically with respect to providing advice with regard to the interpretation of and compliance with Sharia principles for the Fund. The Board considered the qualifications, experience and responsibilities of Naushad Virji, who will serve as a portfolio manager for the Fund, as well as the responsibilities of other key personnel of the Sub-Adviser to be involved in the day-to-day activities of the Fund. The Board reviewed the due diligence information provided by the Sub-Adviser, including information regarding the Sub-Adviser’s compliance program, its compliance personnel and compliance record, as well as the Sub-Adviser’s cybersecurity program and business continuity plan. The Board noted that the Adviser does not manage any other accounts that utilize a strategy similar to that to be employed by the Fund.

40

SP Funds

Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

The Board also considered other services to be provided to the Fund, such as monitoring adherence to the Fund’s investment strategies and restrictions, and monitoring compliance with various Fund policies and procedures. The Board noted that the Sub-Adviser would be responsible for providing advice with regard to the interpretation of and compliance with Sharia principles for the Fund, subject to oversight by the Adviser.

The Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and managing the Fund and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Sub-Adviser’s compliance program, were satisfactory.

2.

Investment performance of the Fund and the Sub-Adviser. The Board noted that the Fund had not yet commenced operations and, therefore, concluded that performance of the Fund was not a relevant factor for consideration.

3.

Cost of services to be provided and profits to be realized by the Sub-Adviser. The Board considered the structure of the proposed sub-advisory fee to be paid by the Adviser to the Sub Adviser under the Sub Advisory Agreement. The Board noted that the Adviser represented to the Board that the sub-advisory fee payable under the Sub-Advisory Agreement was reasonable in light of the services to be performed by the Sub-Adviser. Since the sub-advisory fee is to be paid by the Adviser, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fee paid to the Sub-Adviser. Consequently, the Board did not consider the cost of services provided by the Sub-Adviser or the potential profitability of its relationship with the Fund to be material factors for consideration given that the Sub-Adviser is not affiliated with the Adviser and, therefore, the sub-advisory fee to be paid to the Sub-Adviser was negotiated on an arm’s-length basis. Based on all of these factors, the Board concluded that the sub-advisory fee to be paid to the Sub-Adviser by the Adviser reflected an appropriate allocation of the advisory fee and was reasonable in light of the services to be provided by the Sub-Adviser.

4.

Extent of economies of scale as the Fund grows. Since the sub-advisory fee payable to the Sub-Adviser is not paid by the Fund, the Board did not consider whether the sub advisory fee should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.

Benefits to be derived from the relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the Sub-Adviser from its association with the Fund. The Board concluded that the benefits the Sub-Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Fund.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Sub-Advisory Agreement are fair and reasonable; (b) the sub-advisory fee is reasonable in light of the services that the Sub-Adviser will provide to the Fund; and (c) the approval of the Sub-Advisory Agreement for an initial term of two years was in the best interests of the Fund and its shareholders.

41

SP Funds

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (425) 409-9500 or by accessing the Funds’ website at www.sp-funds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (425) 409-9500 or by accessing the SEC’s website at www.sec.gov.

Information About The Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available without charge, upon request, by calling (425) 409-9500. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted on the Funds’ website daily at www.sp-funds.com.

Frequency Distribution of Premiums And Discounts (Unaudited)

Information regarding how often shares of the Funds trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Funds’ website at www.sp-funds.com.

Information About The Funds’ Trustees (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (425) 409-9500. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website www.sp-funds.com.

42

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Investment Adviser
Toroso Investments, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Investment Sub-Adviser
ShariaPortfolio, Inc.
1331 International Pkwy
Suite 2291
Lake Mary, Florida 32746

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street
Philadelphia, Pennsylvania 19102

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
SP Funds S&P 500 Sharia Industry Exclusions ETF	SPUS	886364801
SP Funds Dow Jones Global Sukuk ETF	SPSK	886364702
SP Funds S&P Global REIT Sharia ETF	SPRE	886364769

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	August 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	August 7, 2021

By (Signature and Title)*	/s/ Daniel Carlson
Daniel Carlson, Treasurer/Principal Financial Officer

Date	August 9, 2021

*	Print the name and title of each signing officer under his or her signature.